SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to '240.14a-11(c) or '240.14a


                                UTIX GROUP, INC.

                (Name of Registrant as Specified In Its Charter)



      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:


[ ]  Fee paid previously with preliminary materials.

     [_] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:__________________________________

                                UTIX GROUP, INC.
                              170 CAMBRIDGE STREET
                              BURLINGTON, MA 01803

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON APRIL 8, 2005

To the Stockholders of Utix Group, Inc.:

          NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of Utix Group, Inc. a Delaware Corporation, will be held on April 8, 2005 at 10:00 AM at Cafe Escadrille, 26 Cambridge Street, Burlington, MA 01803 for the following purposes:

     1. To approve an amendment to the By-Laws of the Company to divide the Board of Directors into three classes based on their terms of office:
          Class I, Class II ad Class III.

     2. To elect two members to the Board of Directors to hold office until the 2006 Annual Meeting of Stockholders; to elect two members to the Board of Directors to hold office with the 2007 Annual Meeting of Stockholders; to elect two members to the Board of Directors to hold office until the 2008 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified.

     3. To consider and act upon a proposal to approve an amendment to the Company's 2003 Stock Option Plan;

     4. To consider and act upon a proposal to ratify the appointment of Vitale, Caturano & Company, Ltd. as the Company's independent public accountants for the fiscal year ending September 30, 2005.

     5. To consider and act upon any other matters that may be properly brought before the Annual Meeting and any adjournment or postponement thereof

          Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

          The Board of Directors has fixed the close of business on February 25, 2005 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, par value $0.001 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten (10) days prior to the Annual Meeting at the Company's offices at 170 Cambridge Street, Burlington, MA 01803.

          All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card, which is being solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed pre-addressed, postage-prepaid envelope. Any proxy may be revoked by delivery of a later-dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                         By Order of the Board of Directors

                                         /s/ John F. Burns
                                         -----------------
                                         John F. Burns
                                         Secretary
Burlington, Massachusetts
March 18, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED, POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                UTIX GROUP, INC.
                              170 CAMBRIDGE STREET
                              BURLINGTON, MA 01803
                                 (781) 229-2589


                                 PROXY STATEMENT


                     FOR 2005 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON APRIL 8, 2005

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

Our 2005 Annual Meeting of Shareholders will be held on April 8, 2005, at Cafe Escadrille, 26 Cambridge Street, Burlington, MA 01803 at 10:00 a.m. All Shareholders of Record at the close of business on February 25, 2005 may attend and vote at the Annual Meeting.

INFORMATION ABOUT THIS PROXY STATEMENT

We sent you this Proxy Statement and the enclosed Proxy Card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission, which information is designed to assist you in voting your shares. We began mailing these proxy materials on or about March 21, 2005 to all Shareholders of Record at the close of business on February 25, 2005. We will bear the entire expense of soliciting these proxies. In addition to our solicitation by mail, certain of our officers and other employees may solicit proxies, without additional remuneration for such services, in person, or by phone, fax or e-mail.

INFORMATION ABOUT VOTING

You can vote on matters coming before the Annual Meeting in person or by proxy using the enclosed proxy card, per the instructions included with your proxy card. You may vote for all, some or none of the nominees for Director.

If you vote by proxy, you can vote by signing, dating and returning the proxy card. If you do so, the individuals named on the card will be your proxies, and they will vote your shares in the manner you indicate.

If you do not indicate how to vote your shares, your proxies will vote your shares FOR the election of all nominees for Director, FOR the Amendment to the Company's 2003 Option Plan and FOR the ratification of the appointment of our independent auditors.

The Board of Directors anticipates that all of the nominees will be available to serve and does not know of any other matters that may be brought before the Annual Meeting. If any other matter should come before the Annual Meeting or any of the nominees for Director is unable to or declines to serve, your proxies will have discretionary authority to vote in accordance with their best judgment unless the proxy card is marked to the contrary.

If you want to vote in person, you may attend the Annual Meeting and cast your vote there. You may do this even if you have signed and returned the enclosed proxy card. In that case, any earlier proxy you may have submitted will be considered revoked. You may also revoke your proxy at any time before it is voted by sending a written notice of revocation to our Secretary, Mr. John F. Burns. If you want to vote at the 2005 Annual Meeting, but your shares are held in the name of a broker or other nominee, you should obtain a proxy from your nominee naming you as its proxy to vote the shares.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

As of February 25, 2005, the record date, there were 31,674,361 shares of our common stock issued and outstanding. The common stock is the only outstanding class of securities entitled to vote. Each share has one vote. Only Shareholders of Record as of the close of business on February 25, 2005 will be entitled to vote at the Annual Meeting. A list of Shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any Shareholder. The presence at the Annual Meeting of holders of at least a majority of the shares outstanding on February 25, 2005, either in person or by proxy, is necessary to constitute a quorum, which is required in order to conduct business at the Annual Meeting. Both abstentions and broker non-votes (as defined below) will be counted as present in determining the presence of a quorum.

The following votes are required at the Annual Meeting:

The Company's By-Laws provide that the affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to approve each proposal, other than the election of Directors. Based on the foregoing, abstentions and broker non-votes will have no impact on the final outcome of the proposals. A plurality of the votes cast will be required for the election of Directors. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing Directors, and will not affect the election of the candidates receiving a plurality of votes. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, PRE-ADDRESSED, POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED, WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED, AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES FOR DIRECTOR OF THE COMPANY NAMED IN THIS PROXY STATEMENT; FOR THE AMENDMENT TO THE COMPANY'S 2003 STOCK OPTION PLAN; AND FOR THE RATIFICATION OF THE APPOINTMENT OF VITALE, CATURANO & COMPANY, LTD. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005. IT IS NOT ANTICIPATED THAT ANY OTHER MATTERS OTHER THAN THESE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF ANY OTHER MATTERS ARE SO PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

A Stockholder of record may revoke his or her proxy at any time before its use by delivering to the Company a written notice of revocation of a duly executed proxy bearing a later date. A stockholder of record who has executed a proxy, but who is present at the Annual Meeting and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. The presence (without further action) of a stockholder at the Annual Meeting will not constitute a revocation of a previously given proxy.

The Company's 10-KSB with complete financial reports is being mailed to stockholders with Proxy Statements, but does not constitute a part hereof.

PROPOSAL 1.  ADOPTION OF A STAGGERED BOARD OF DIRECTORS

On March 3, 2005, the Board of Directors, acting by unanimous written consent, voted to amend the Company's By-Laws, subject to approval by the shareholders at the 2005 annual meeting. This amendment to the By-Laws will structure the term of the Board of Directors in the same manner as the term of the Board of Directors was structured in Corporate Sports Incentives, Inc., the predecessor company to Utix Group, Inc. prior to the 2003 Share Exchange. Our Board of Directors believes that dividing the directors into three classes is advantageous to us and our shareholders because by providing that directors will serve three-year terms rather than one-year terms the likelihood of continuity and stability in the policies formulated by the Board of Directors will be enhanced. While the Board has not experienced any problems with continuity in the past, it wishes to ensure that this experience will continue and believes that the staggered election of directors will promote continuity because only one class of directors will be subject to election each year.

If this proposal is approved, our By-Laws will be amended to divide our Board of Directors into three classes based on their terms of office: Class I, Class II and Class III. Such classes shall be as nearly equal in number of directors as possible. Each director shall serve for a term ending on the third annual meeting of shareholders following the annual meeting at which that director was elected. However, the directors first designated as Class I directors shall serve for a term expiring at the next annual meeting of shareholders following the date of the 2005 Annual Meeting of shareholders, the directors first designated as Class II directors shall serve for a term expiring at the second annual meeting of shareholders following the date of the 2005 Annual Meeting of shareholders, and the directors first designated as a Class III director shall serve for a term expiring at the third annual meeting of shareholders following the date of the 2005 Annual Meeting of shareholders. If this proposal is adopted, the directors named herein, if elected, will be classified as follows:
Class I: Anthony Roth and Jonathan Adams; Class II: Charles Lieppe and Gerald Roth; Class III: Robert Corliss and Robert Powers.

The amendment would significantly extend the time required to make any change in control of our Board of Directors and will tend to discourage any hostile takeover bid for the Company. Presently, a change in control of the Board of Directors can be made by the holders of a majority of our shares of common stock at a single annual meeting. Under the proposed amendment, it will take at least two annual meetings for such shareholders to make a change in control of our Board of Directors, because only a minority of the directors will be elected at each meeting. Staggered terms would guarantee that approximately two-thirds of the directors, or more, at any one time have at least one year's experience as directors of the Company.

Shareholders should recognize that this proposal will make more difficult the removal of a director in circumstances which do not constitute a takeover attempt and where, in the opinion of the holders of a majority of our outstanding shares, good reason for such removal may exist. Moreover, this proposal may have the effect of delaying an ultimate change in existing management which might be desired by a majority of the shareholders.

Our Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to our By-Laws to eliminate Section 2.1 which provides for an annual election of Directors and replace it with a new Section 2.1 requiring the division of Directors into three classes (the "Staggered Board"). The current
Section 2.1 provides as follows:

          The business, property, and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The number of directors of the Corporation shall number, not less than one nor more than nine as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number o f directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. The directors shall be elected by the holders of the shares entitled to vote thereon at the annual meeting of stockholders, and each shall serve (subject to the provisions of Article IV) until the next succeeding annual meeting of shareholders and until his respective successor has been elected and qualified.

The new Section 2.1 will read as follows:

          The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than one nor more than eleven directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office. The directors shall be divided into three classes, designated Class I, Class II, and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At each annual meeting of stockholders beginning in 2005, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term, with the term of the initial Class I directors terminating as of the 2006 annual meeting, the term of the initial Class II directors terminating as of the 2007 meeting, and with the term of the initial Class III directors terminating as of the 2008 meeting. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors in such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

VOTE REQUIRED FOR APPROVAL

A quorum being present, the affirmative vote of a majority of the votes cast is required to approve the change to the Company's By-Laws as proposed by the Board.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF A STAGGERED BOARD OF DIRECTORS.

PROPOSAL 2.   ELECTION OF DIRECTORS

The By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Subject to the shareholders' approval of Proposal 1, the Directors will be identified as Class I, Class II and Class III, respectively. On March 1, 2005, acting by unanimous written consent, the Board nominated Anthony Roth and Jonathan Adams as Class I Directors to serve until the 2006 Annual Meeting of Shareholders or until their successors are elected and qualified; Charles Lieppe and Gerald Roth as Class II Directors to serve until the 2007 Annual Meeting of Shareholders or until their successors are elected and qualified; and Robert Corliss and Robert Powers ad Class III Directors, to serve until the 2008 Annual Meeting of Shareholders or until their successors are elected and qualified. Each of the Nominees is currently serving as a Director of the Company. The Board anticipates that each of the Nominees will serve, if elected, as a Director. The Board will consider a Nominee for election to the Board recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the By-Laws. See "Other Matters - Stockholder Proposals" for a summary of these requirements.

On December 4, 2004, Gary Palmer resigned as a Director of Utix Group, Inc. as a result of certain conflict of interest policies adopted by his employer, WildCard Systems, Inc. On January 3, 2005, Peter Flatow resigned as a member of the Board to devote his full attention to private business matters. On January 3, 2005, Anne Concannon resigned as a Director of the Company to devote her full attention to private business matters. On January 26, 2005, the Board of Directors, acting by unanimous written consent, set the number of Directors at six (6) and elected Robert Corliss as a member of the Board of Directors. Prior to his election to the Board of Directors, Mr. Corliss had been interviewed in person by Charles A. Lieppe and Anthony G. Roth. In connection with these resignations and the recent addition of Robert Corliss to the Board, the Board, pursuant to the By-Laws, has set the number of Director of the Company at six. Accordingly, only six persons have been nominated for election as Directors of the Company.

Gerald Roth, who has served on the Board of Directors since November, 2003, is the uncle of Anthony G. Roth, President and Chief Executive Officer of the Company. Jonathan Adams, Co-Chairman of the Board of Directors, is paid an annual compensation of $75,000 by the Company to serve as Chairman. Anthony G. Roth, a member of the Board of Directors of the Company since November, 2003, is also President and Chief Executive Officer. All the other nominees, Mr. Robert Corliss, Mr. Charles A. Lieppe and Mr. Robert Powers are independent directors under the NASDAQ rules.

If Proposal 1 is not approved, each Director, if approved by the shareholders, will serve until the next annual meeting of shareholders.

VOTE REQUIRED FOR APPROVAL

A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a Nominee as a Director of the Company.

RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

INFORMATION REGARDING DIRECTORS AND OFFICERS

The following biographical descriptions set forth certain information with respect to the Nominees and the executive officers who are not Directors, based on information furnished to the Company by each Director and officer. The following information is as of February 11, 2005.

NOMINEES FOR ELECTION AS DIRECTORS

JONATHAN ADAMS

Jonathan Adams has served as Chairman of the Board of Corporate Sports since its inception in 1986 and as Co-Chairman of the Board of Utix since November 2003. Together with Anne Concannon, Mr. Adams co-founded, managed and operated Corporate Sports for fifteen years. During his career, Mr. Adams was President, Chief Executive Officer and Founder of International Micrographics Inc., a wholesale distributor of microfilm consumables founded in 1982, A&J Realty Trust, an owner and manager of real estate founded in 1988, and The Sharper Edge, a distributor of ski-sharpening equipment founded in 1990.

ROBERT CORLISS

Robert Corliss is the President and CEO of The Athlete's Foot, the world's largest franchisor of athletic footwear. Mr. Corliss joined The Athlete's Foot in 1998, following a career of over 25 years as an executive and entrepreneur in the retail industry. In 2003, Mr. Corliss, along with members of the senior management team, purchased The Athlete's Foot from Group Rallye. Prior to joining The Athlete's Foot, Mr. Corliss was the founder, president and CEO of Infinity Sports, Inc., a manufacturer, distributor and licensor of athletic products primarily under the brand Bike Athletic. Mr. Corliss was successful in broadening global distribution and virtually doubling the size of Bike Athletic over a three-year period. Earlier experience includes leading the successful turnaround and eventual sale of Herman's Sporting Goods, Inc. as President and CEO. At the time, Herman's generated approximately $700 million annual revenue and was the leading sporting goods retailer in the world. Mr. Corliss also served as principal and managing director of Senn-Delaney Management Consultants, the largest retail-consulting firm in the United States. In his five years with the company, Mr. Corliss founded London-based Senn-Delaney International. Mr. Corliss is active in the sporting goods industry and serves on the Board of Directors with The American Running Association and the Sporting Goods Manufacturers Association. Additionally, Mr. Corliss serves as a Director and Executive Committee member of the National Retail Federation and Chairman of the National Retail Federation Foundation. He also serves on the Board of Directors for The World Federation of the Sporting Goods Industry, is a member of the Professional Advisory Board for St. Jude Children's Research Hospital, and is both an Advisor and Adjunct Professor for Emory University's Goizueta Business School.

CHARLES A. LIEPPE

Charles A. Lieppe has served as Co-Chairman of the Board of Directors of Corporate Sports since October 2003 and Co-Chairman of the Board of Directors of Utix since November 2003. From January 2002 to September 2003, he was a member of the Advisory Board of Corporate Sports. From August 1999 to August 2003, he was an independent business consultant in Gulfstream, FL. From June 1997 to June 1999, he was President and Chief Executive Officer of DBT Online, Inc. in Boca Raton, FL, a New York Stock Exchange traded online information company. From January 1996 to May 1997, he served as President and Chief Executive Officer of Nabisco International in New York, NY. From January 1991 to December 1995, he was Chief Executive Officer of Berol Corporation in Nashville, TN, a manufacturer of writing instruments, school supplies and art products. From June 1989 to December 1990, Mr. Lieppe was President and Chief Operating Officer of Westpoint Pepperell, a manufacturer of consumer and commercial bed and bath products. From 1968 to 1989, he was employed in various capacities leading to Vice President, and General Manager of Procter & Gamble. Mr. Lieppe received his BA and MBA from Columbia University in 1966 and 1968, respectively.

ROBERT POWERS

Robert Powers has served as a Director of Corporate Sports since September 2003 and as a Director of Utix since November 2003. Mr. Powers is CEO of Metro International's US operations since 2004. Metro is one of the largest and fastest growing newspapers in the world. Previously he was co-founder and partner of Applied Value Corporation, an international management consultancy firm headquartered in Lexington, MA. From 1982 to 1999, Mr. Powers was employed by Arthur D. Little, Inc. in Cambridge, MA, a management and technology consulting firm, where his most recent role was Vice President of Finance and Operations for their North American business. Prior to that he had a similar role in support of the firm's European operations. Mr. Powers earned his B.S./B.A. from Babson College, Wellesley, MA in 1975 and his MBA from Suffolk University, Boston, MA in 1979.

ANTHONY G. ROTH

Anthony G. Roth has served as the President and Chief Executive Officer of Corporate Sports since January 2002, and of Utix since November 2003. Mr. Roth is the nephew of Gerald Roth, a member of Utix's board of directors. From May 1999 to December 2001, Mr. Roth served as President of Moonstruck Chocolatier, Eclipse Management Group in Portland, Oregon, a national manufacturer, distributor, & retailer of gourmet chocolate products. From 1997 to 1999, Mr. Roth was Executive Vice President of Naturade, Inc. in Irvine, CA, a national manufacturer/distributor of over 200 nutritional hand and body products. From September 1996 to February 1997, Mr. Roth was President of Performance Nutrition, Inc. in Dallas, TX, a formulator and sales/marketing company of nutritional products. In October 1995 Mr. Roth joined and served as President of Roth Financial Group, Inc. in Champaign, IL, a business development and finance consulting firm. Prior to that, he was Vice President, Branch Manager at Merrill Lynch in Champaign, IL from May 1994 to September 1995. From November 1992 to May 1994, Mr. Roth was Vice President of Hilliard Lyons, Inc. in Champaign, IL, a retail brokerage firm. A 1986 graduate of the University of Illinois, with a B.S. in Agricultural Economics, Mr. Roth also completed an advanced degree from the New York Institute of Finance in 1988.

GERALD ROTH

Gerald Roth co-founded Corporate Sports in 1986 with Jonathan Adams and Anne Concannon. Mr. Roth is the uncle of Anthony Roth, the President and Chief Executive Officer of Utix. His original efforts were in the area of securing ski resorts and golf courses. Mr. Roth is also the founder and Chairman of Bulbman, Inc., an international light bulb distribution company located in Reno, Nevada that employs 85 people and is one of the largest specialty bulb distributors in the world.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

STEVEN M. APESOS

Steven M. Apesos has served as Executive Vice President and Managing Director for Affinity & Partnerships and general business development for Corporate Sports since April 2002, and Executive Vice President of Utix since November 2003. He created the Universal Golf Ticket Visa card product opportunity and has managed the program since inception. From July 1996 to April 2002, he served as Senior Vice President, Business Development at First USA Partners in Wellesley, MA. From 1990 to 1996, he was progressively Vice President, Public Relations and Vice President, Sponsorships at MasterCard International in Purchase, NY. Previously, he was Vice President, Public Relations for Manning, Selvage and Lee, Inc. in New York, NY, where he worked on such notable campaigns as the I LOVE NEW YORK Tourism Promotion Campaign, and managed the VISA Olympic Program ("VISA Its Everywhere You Want To Be"). Mr. Apesos earned his B.A. from University of California Los Angeles in 1976.

JOHN F. BURNS

John F. Burns has served as Chief Financial Officer and Treasurer of Utix since January 2004 and as Corporate Secretary since May 2004. Mr. Burns had served on a consulting basis as the Chief Financial Officer of Utix since November 2003, and on a consulting basis in the capacity as the Chief Financial Officer of Corporate Sports since September 2003. From August 2000 to January 2004, he has also been a principal of C & J Solutions in North Andover, MA, a financial consulting firm. From 1983 to 2000, Mr. Burns served in various financial positions, including Chief Financial Officer beginning in 1997, for Arthur D. Little, Inc. in Cambridge, MA, a management and technology consulting company. Mr. Burns earned his B.S./B.A. from Boston College, Chestnut Hill, MA, in 1964, his MBA in 1973 from Babson College, Wellesley, MA, and is a CPA. Previous positions include Treasurer of Itek Corporation responsible for investor relations, financial strategy, and risk management (1972-1983), and an auditor for Peat Marwick & Mitchell (1969-1972).

CYNTHIA A. CRONAN

Cynthia A. Cronan joined Utix as Chief Accounting Officer, Corporate Controller and Assistant Treasurer in February 2004. From August 2000 to January 2004 she served as a principal of C&J Solutions, a financial consulting firm in North Andover, MA. From May 1984 to August 2000 Ms. Cronan served in various financial positions, including Vice President and Corporate Controller beginning in 1999, for Arthur D. Little, Inc., a management technology consulting firm in Cambridge, MA. Ms. Cronan earned a B.S. in Computer Information Systems, an A.S. in Accountancy and an A.S. in Management (with Honors) from Bentley College, Waltham, MA, in 1984. In 1997 she was awarded an MBA from Babson College, Wellesley, MA.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          MEETINGS ATTENDED

          During fiscal 2004, there were six (6) meetings of the Board, excluding two (2) instances where the Board acted by unanimous written consent, and the Compensation Committee of the Board met a total of two (2) times. Each Director attended 75% or more of the six (6) meetings of the Board and of committees of the Board in which he or she served during fiscal 2004. The Audit Committee did not meet in fiscal 2004.

          The Board of Directors does not have a standing nominating committee. The full Board performs the function of such a committee. The Board of Directors will review and consider director candidates who have been recommended by stockholders of the company in compliance with the procedures set forth in the By-laws. Stockholders submitting candidates for consideration by the Board of Directors should submit such nominations in writing to the Secretary of the Company and should follow the timing, informational and other requirements regarding stockholder nominations set forth in the by-laws of the Company

COMPENSATION COMMITTEE

On December 26, 2003, the Board of Directors established a Compensation Committee, which consists of three directors. The Board of Directors has determined that all of the members of the Compensation Committee are independent as defined by NASD Rule 4200(a)(15), because those independent directors do not have any relationship with us other than as Directors. In fiscal 2004, the Compensation Committee consisted of Charles Lieppe, as Chairman of the Committee, Jonathan Adams and Peter Flatow. Following Mr. Flatow's resignation from the Board, Mr. Gerald Roth was elected as a member of the Compensation Committee. Members of the Committee are appointed by the Board of Directors and, unless otherwise directed by the Board of Directors, serve one-year terms. Members may be removed by the Board of Directors at any time with or without cause. Upon the removal or resignation of a member, the Board of Directors may appoint a successor to serve the remainder of the unexpired term. The Committee will hold at least two meetings per year or more frequently as circumstances dictate.

The purpose of the Compensation Committee is to: (i) assist the Board of Directors in discharging its responsibilities relating to the compensation of our executive officers; (ii) to establish and put into practice competitive compensation programs to attract, retain and motivate qualified senior executives and to align those executives' financial interests with the interests of our stockholders; and (iii) to produce the annual report on executive compensation for inclusion in our annual proxy statement. The Compensation Committee has the authority to:

       o establish (i) the compensation (including salaries, bonuses and every other type of compensation that is not made available on a similar basis to our employees in general) of our Chief Executive Officer,
          (ii) compensation policies applicable to the our executive officers and (iii) the bases for the compensation of our Chief Executive Officer, including the facts and criteria on which it is based;

       o exercise all rights, authority and functions of the Board of Directors under our 2003 Stock Option Plan (the "2003 Plan"), which was adopted by the Board in November 2003 and approved by shareholders, including, without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make other stock awards thereunder; provided that the Compensation Committee shall not be authorized to amend the 2003 Plan; and provided further, however, that the Board of Directors shall retain the right to exercise any such rights, authority and functions;

       o serve as the Administrator of the 2003 Plan, as that term is defined in the 2003 Plan;

       o recommend to the Board of Directors compensation arrangements for our non-employee directors and to establish such arrangements; and perform such other duties as the Board of Directors may from time to time direct.

AUDIT COMMITTEE

On December 26, 2003, the Board of Directors established an Audit Committee, which did not meet in fiscal 2004, and which consists of three or more directors, each of whom must be an independent director, under the rules of the NASDAQ Stock Market. The Audit Committee consists of Robert Powers, as Chairman of the Committee, Charles Lieppe and Gerald Roth, each of whom meet the definition of "Audit Committee financial expert" as that term is defined by the Securities and Exchange Commission and as required by the Sarbanes-Oxley Act of 2002. Members of the Committee are appointed by the Board of Directors and, unless otherwise directed by the Board of Directors, serve one-year terms. Members may be removed by the Board of Directors at any time with or without cause. Upon the removal or resignation of a member, the Board of Directors may appoint a successor to serve the remainder of the unexpired term. The Audit Committee will meet at least four times annually and more frequently as circumstances dictate. The Company was approved for listing on the NASD Bulletin Board on December 8, 2004, and the Audit Committee will meet following the end of each fiscal quarter of the Company.

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the integrity of the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance; (iv) the qualifications and independence of our independent auditors; (v) the performance of our internal audit function and independent auditors; (vi) our auditing, accounting, and financial reporting processes generally; and (vii) the performance of such other functions as the Board of Directors may assign from time to time. The Audit Committee has the authority to:

       o make recommendations to the Board of Directors regarding the appointment or replacement of independent public accountants;

       o confer with our independent public accountants regarding the scope, method and results of the audit of our books and accounts;

       o review our financial reporting process and the management recommendations made by our independent public accountants;

       o  recommend and implement any desired changes to our audit procedures;
          and

       o perform such other duties as the Board of Directors may from time to time direct.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Between March 2003 and September 30, 2004, Utix and Corporate Sports borrowed an aggregate of $907,500 from certain executive officers, directors, principal stockholders and other affiliates. Of these loans, the holders of an aggregate of $707,500 have agreed to convert these loans to common stock of the company at $.35 per share, the holder of $100,000 has extended to March 31, 2005, and $100,000 is a demand note. Such loans are described below.

In March 2003, Corporate Sports borrowed $100,000 under a one-year line of credit provided by Charles A. Lieppe, as lender. Mr. Lieppe is Co-Chairman of our board of directors. Mr. Lieppe received a $1,000 fee on execution of the agreement and an additional $2,000 when Corporate Sports made its initial draw under the line of credit. Advances under the line of credit bear interest at 6% per annum payable semi-annually, and all outstanding advances, plus accrued interest, were due and payable in March 2004, unless the agreement is extended by mutual agreement of the parties. The obligations under the line of credit agreement are secured by a security interest in all of Corporate Sports' existing and after-acquired assets and properties. In consideration for consulting services previously rendered to Corporate Sports and as additional consideration under the $100,000 line of credit, Mr. Lieppe received five year warrants to purchase 0.5 shares of common stock of Corporate Sports. In November 2003, the line of credit note issued by Corporate Sports to Mr. Lieppe was cancelled and exchanged for a new 7% bridge note in the amount of $100,000 issued by Utix and due in November 2004, and the warrants were exchanged for warrants to purchase an aggregate of 48,397 shares of Utix Common Stock at an exercise price of $0.207 per share. The new note is subject to mandatory prepayment if, prior to such maturity date, we complete an equity financing of at least $1.5 million. The note is unconditionally guaranteed by Corporate Sports and is convertible into shares of our common stock at Mr. Lieppe's option after December 2004. In consideration for the loan extension, Mr. Lieppe received a warrant entitling him to purchase 100,000 shares of our common stock at an exercise price of $.001 per share. In addition, in April 2004 we issued to Mr. Lieppe a secured subordinated note for $25,000 that was due December 31, 2004. The note bears interest at the rate of 10% per annum, payable semi-annually commencing on August 31, 2004. The note is subject to mandatory prepayment if, prior to such maturity date, we complete an equity financing of at least $3.5 million; upon such prepayment, we will pay a prepayment premium of 5% of the loan amount. The note is secured by a second priority security interest in all of our assets and the assets of our wholly owned subsidiary Corporate Sports, including those acquired after the date of the note but excluding selective receivable financing on bundled retail products. Prior to the issuance of the 15% notes that we issued in May 2004, Mr. Lieppe agreed to fully subordinate his right to payment under his note and any security interest or lien securing such note to the payment in full of the principal and interest accrued on the 15% notes; provided, however, that for so long as no event of default under the 15% notes shall occur and be continuing, Mr. Lieppe shall be entitled to receive regularly scheduled payments of principal and interest under the 10% notes. Pursuant to an agreement in June 2004, Mr. Lieppe agreed to convert his $25,000 note into 71,429 shares of our common stock at a conversion price of $0.35 per share upon effectiveness of our registration statement, which was September 8, 2004, Mr. Lieppe has agreed to extend his $100,000 note to March 31, 2005.

In April 2003, Corporate Sports borrowed $75,000 under a one-year line of credit arrangement with Gerald Roth, as lender, on the same terms and conditions as the line of credit agreement with Charles A. Lieppe. Mr. Roth is a member of our board of directors. Advances under the line of credit bear interest at 6% per annum payable semi-annually, and all outstanding advances, plus accrued interest, are due and payable in March 2004, unless the agreement is extended by mutual agreement of the parties. The obligations under the line of credit agreement are secured by a security interest in all of Corporate Sports' existing and after-acquired assets and properties. In consideration for providing this loan, Mr. Roth received five year warrants to purchase 0.375 shares of common stock of Corporate Sports. In November 2003, the line of credit note issued by Corporate Sports to Mr. Roth was cancelled and exchanged for a new 7% bridge note in the amount of $75,000 issued by Utix and due in November 2004, and the warrants were exchanged for warrants to purchase 36,298 shares of Utix Common Stock at an exercise price of $0.207 per share. The new note is subject to mandatory prepayment if, prior to such maturity date, we complete an equity financing of at least $1.5 million. The note is unconditionally guaranteed by Corporate Sports and is convertible into shares of our common stock at Mr. Roth's option after December 2004. In consideration for the loan extension, Mr. Roth received a warrant entitling him to purchase 75,000 shares of our common stock at an exercise price of $.001 per share. Pursuant to an agreement in June 2004, Mr. Roth agreed to convert his $75,000 note into 214,286 shares of our common stock at a conversion price of $0.35 per share upon effectiveness of our registration statement on September 8, 2004.

In April 2003, Corporate Sports borrowed $50,000 under a one-year line of credit arrangement with Steven Apesos, as lender, on the same terms and conditions as the line of credit agreement with Charles A. Lieppe. Mr. Apesos is our Executive Vice President. Advances under the line of credit bear interest at 6% per annum payable semi-annually, and all outstanding advances, plus accrued interest, are due and payable in March 2004, unless the agreement is extended by mutual agreement of the parties. The obligations under the line of credit agreement are secured by a security interest in all of Corporate Sports' existing and after-acquired assets and properties. In consideration for providing this loan, Mr. Apesos received five year warrants to purchase 0.250 shares of common stock of Corporate Sports. In November 2003, the line of credit note issued by Corporate Sports to Mr. Apesos was cancelled and exchanged for a new 7% bridge note in the amount of $50,000 issued by Utix and due in November 2004, and the warrants were exchanged for warrants to purchase 24,199 shares of Utix Common Stock at an exercise price of $0.207 per share. In addition, Mr. Apesos lent Utix an additional $10,000. The new notes aggregating $60,000 are subject to mandatory prepayment if, prior to such maturity date, we complete an equity financing of at least $1.5 million. The notes are unconditionally guaranteed by Corporate Sports and are convertible into shares of our common stock at Mr. Apesos' option after December 2004. In consideration for the loan extension, Mr. Apesos received a warrant entitling him to purchase 60,000 shares of our common stock at an exercise price of $.001 per share.

In a similar transaction in July 2003, Mr. Apesos lent to Corporate Sports an additional $50,000, which accrues interest at the rate of 9% per annum and matures in August 2006. In consideration for providing this loan, Mr. Apesos received five year warrants to purchase common stock of Corporate Sports. In November, 2003, the note issued by Corporate Sports was cancelled and exchanged for a note issued by Utix under the same terms and conditions as the original note issued by Corporate Sports, and the warrants were exchanged for warrants to purchase 96,795 shares of our Common Stock at an exercise price of $0.517 per share. The note is unconditionally guaranteed by Corporate Sports and is convertible into 116,154 shares of our common stock at Mr. Apesos's option after December 2004. In addition, in April 2004 Mr. Apesos lent Utix an additional $25,000 and we issued him our $25,000 secured subordinated note that is due December 31, 2004. The note bears interest at the rate of 10% per annum, payable semi-annually commencing on August 31, 2004. The note is subject to mandatory prepayment if, prior to such maturity date, we complete an equity financing of at least $3.5 million; upon such prepayment, we will pay a prepayment premium of 5% of the loan amount. The note is secured by a second priority security interest in all of our assets and the assets of our wholly owned subsidiary Corporate Sports, including those acquired after the date of the note but excluding selective receivable financing on bundled retail products. Prior to the issuance of the

15% notes that we issued in May 2004, Mr. Apesos agreed to fully subordinate his right to payment under his note and any security interest or lien securing such note to the payment in full of the principal and interest accrued on the 15% notes; provided, however, that for so long as no event of default under the 15% notes shall occur and be continuing, Mr. Apesos shall be entitled to receive regularly scheduled payments of principal and interest under the 10% notes.

Pursuant to an agreement in June 2004, Mr. Apesos agreed to convert his notes, aggregating $135,000, into 385,714 shares of our common stock, at a conversion price of $0.35 per share. In consideration of such conversion, we agreed to reduce the exercise price of the 96,795 warrants issued to Mr. Apesos in July 2003 from $0.517 to $0.35 per share upon effectiveness of our registration statement on September 8, 2004. We provided the same exercise price reductions to all other holders of our warrants exercisable at $0.52 per share who agreed to convert our notes into common stock at $0.35 per share.

In August 2004, Mr. Apesos lent $100,000 to the Company under a sixty (60) day note which accrues at an interest rate of 12% per annum, and as of October 31, 2004 the loan is a demand loan.

In November, 2003, Robert M. Rubin committed to provide Corporate Sports with $300,000 of debt financing. In November 2003, the Rubin Family Irrevocable Stock Trust purchased $112,500 of our 7% bridge notes due November 2004, and Mr. Rubin arranged for unaffiliated persons to purchase an additional $187,500 of such 7% notes. All such notes are unconditionally guaranteed by Corporate Sports. A consideration for providing $112,500 of the $300,000 of loans, the Rubin Trust received warrants entitling it to purchase 112,500 shares of our common stock at an exercise price of $.001 per share. In February 2004, in connection with the sale of an aggregate of $350,000 of additional 7% notes due in November 2004, the Rubin Family Irrevocable Stock Trust lent us an additional $150,000, arranged for an additional $100,000 of loans, and received warrants to purchase 150,000 shares of our common stock at $0.10 per share. Pursuant to an agreement in June 2004, the Rubin Family Irrevocable Stock Trust agreed to extend the maturity date of the November bridge notes and February bridge notes to October 1, 2005 in exchange for us allowing the Trust, at any time prior to October 1, 2005, to convert the notes at $.35 per share, subject to weighted average anti-dilution protection in the event that we issue shares of our common stock or notes or other securities convertible or exercisable for common stock, at a conversion or exercise price below $0.35 per share, and for our agreement to register the shares issuable upon such conversion in our registration statement. In addition, if the average trading price of our common stock, as traded on the OTC-Bulletin Board or any other securities exchange, shall be equal to or greater than $0.70 per share for the 30 consecutive trading days immediately prior to the maturity date, on the maturity date, we can pay the notes either in cash or in shares of our common stock at $0.35 per share; provided that the Trust will receive at least 100% of the principal and interest on resale of the shares. In August 2004, the Rubin Trust agreed to rescind the agreement to extend the maturity date ab initio. In December 2004, the Rubin Trust agreed to extend the maturity date of all $262,500 of his loans to November 30, 2005, and the Company agreed to issue 750,000 five-year warrants convertible to common stock of the Company at $0.35 per share.


In November 2003 we borrowed $10,000 from Anthony G. Roth, our President and Chief Executive Officer, and issued our 7% bridge note due November 2004. In April 2004 we issued to Roth Financial Group, Inc., which is controlled by Anthony G. Roth, secured subordinated notes for an aggregate amount of $185,000 that were due December 31, 2004. The notes bear interest at the rate of 10% per annum, payable semi-annually commencing on August 31, 2004. The notes are subject to mandatory prepayment if, prior to such maturity date, we complete an equity financing of at least $3.5 million; upon such prepayment, we will pay a prepayment premium of 5% of the loan amount. The notes are secured by a second priority security interest in all of our assets and the assets of our wholly owned subsidiary Corporate Sports, including those acquired after the date of the notes but excluding selective receivable financing on bundled retail products. Prior to the issuance of the 15% notes that we issued in May 2004, Mr. Roth agreed to fully subordinate his right to payment under his note and any security interest or lien securing such note to the payment in full of the principal and interest accrued on the 15% notes; provided, however, that for so long as no event of default under the 15% notes shall occur and be continuing, Mr. Roth shall be entitled to receive regularly scheduled payments of principal and interest under the 10% notes. Pursuant to an agreement in June 2004 Mr. Roth and Roth Financial Group agreed to convert $175,000 of the total indebtedness owed to such persons into 500,000 shares of our common stock at a conversion price of $0.35 per share upon effectiveness of our registration statement. In October 2004, Mr. Roth agreed to convert the remaining $10,000 plus interest at $0.35 per share.

In April 2004 we issued to Stephen A. Weiss, a member of the law firm of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, our corporate and securities counsel, a secured subordinated note for $25,000 that is due December 31, 2004. The note bears interest at the rate of 10% per annum, payable semi-annually commencing on August 31, 2004 and was subject to mandatory prepayment if, prior to such maturity date, we complete an equity financing of at least $3.5 million. Pursuant to an agreement in June 2004, Mr. Weiss agreed to convert his note into 71,429 shares of our common stock at a conversion price of $0.35 per share upon effectiveness of our registration statement, which was September 8, 2004.

In May 2004, we agreed to repurchase for $1,500, an aggregate of 1,500,000 of the 2,470,000 shares of our common stock owned by Joel Pensley at the time of the repurchase. We plan to cancel the 1,500,000 shares repurchased. Mr. Pensley was the former President and principal stockholder of Chantal Skin Care prior to its merger with Utix Group, Inc. In partial consideration of the stock repurchase, we will issue to Mr. Pensley a five year warrant to purchase up to 750,000 of our shares of common stock at an exercise price of $0.15 per share. We also agreed within 30 days after the effective date of this prospectus to file a registration statement under the Securities Act covering the 970,000 remaining shares owned by Mr. Pensley as well as the 750,000 shares issuable upon exercise of his warrant. This transaction is still in the process of being completed as of the date of this filing.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors are reimbursed for expenses actually incurred in connection with each meeting of the board or any committee thereof attended. In addition, in December, 2003, each non-employee director other than Mr. Lieppe received a non-qualified stock option grant under our 2003 Plan to purchase up to 100,000 shares, vesting in equal amounts over three years, at $0.40 per share, and in September, 2004, all non-employee Directors, other than Mr. Lieppe, received 100,000 non-qualified stock options exercisable at $0.35 per share vesting over three years. In December 2003, Mr. Lieppe received a non-qualified stock option grant of 1,000,000 shares at $0.40 per share vesting over three years and in September 2004, Mr. Lieppe received two non-qualified stock option grants of 1,000,000 shares and 25,000 shares respectively, both exercisable at $0.35 per share and each vesting over three years.

Jonathan Adams received compensation of $91,769 in fiscal 2004 to serve as our Chairman of the Board of Directors, and in September 2004 also received a grant of 250,000 non-qualified options to purchase common shares exercisable at $0.35 per share and vesting over four years. Anne Concannon, who resigned from the Board of Directors on January 3, 2005, received compensation of $90,087 in salary and commission in fiscal 2004, and in September 2004 received a grant of 100,000 non-qualified stock options to purchase common stock exercisable at $0.35 per share and vesting over three years.

EXECUTIVE COMPENSATION

The following table sets forth information for the fiscal year ended September 30, 2004 concerning compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the three other most highly compensated persons who were serving as executive officers of the Company on September 30, 2004 (collectively the "Named Executive Officers") for services rendered to the Company in all capacities.

                                    ANNUAL COMPENSATION ($)                       LONG TERM COMPENSATION
                         -------------------------------------------------------------------------------------------
                                                                            AWARDS                PAYOUTS
                                                                       ---------------------------------------------
NAME AND                                                OTHER ANNUAL      SECURITIES       LTIP       ALL OTHER
PRINCIPAL POSITION        YEAR    SALARY      BONUS     COMPENSATION      UNDERLYING      PAYOUTS    COMPENSATION
------------------                                                         OPTIONS/
                                                                            SARS(#)
--------------------------------------------------------------------------------------------------------------------
Anthony G. Roth           2004   $148,043    $25,000       - - -         1,785,000 (2)     - - -        - - -
President & CEO                     (1)
--------------------------------------------------------------------------------------------------------------------
Steven Apesos             2004   $107,585     - - -        - - -          245,000 (3)      - - -        - - -
EVP and Manager of
Affinity and
Partnerships
--------------------------------------------------------------------------------------------------------------------

                                    ANNUAL COMPENSATION ($)                       LONG TERM COMPENSATION
                         -------------------------------------------------------------------------------------------
                                                                            AWARDS                PAYOUTS
                                                                       ---------------------------------------------
NAME AND                                                OTHER ANNUAL      SECURITIES       LTIP       ALL OTHER
PRINCIPAL POSITION        YEAR    SALARY      BONUS     COMPENSATION      UNDERLYING      PAYOUTS    COMPENSATION
------------------                                                         OPTIONS/
                                                                            SARS(#)
--------------------------------------------------------------------------------------------------------------------
John F. Burns             2004    $83,077                                 870,000 (4)
CFO and Secretary
--------------------------------------------------------------------------------------------------------------------
Cynthia A. Cronan         2004    $55,769                                 150,000 (5)
Controller
--------------------------------------------------------------------------------------------------------------------

(1) Effective November 13, 2003, Anthony G. Roth began receiving a base salary of $150,000 annually.

(2) 1,000,000 of these shares are issuable upon exercise of incentive stock options exercisable at $0.50 per share and vesting over four years, and 785,000 shares are issuable upon exercise of incentive stock options exercisable at $0.35 per share and vesting over four years.

(3) 100,000 of these shares are issuable upon exercise of incentive stock options exercised at $0.50 per share, and 145,000 shares issuable upon exercise of incentive stock options at $0.35 per share, all vesting over four years.

(4) 20,000 of these shares are non-qualified stock options exercisable at $0.40 per share and fully vested as of April 1, 2004; 100,000 of these shares are incentive stock options, exercisable at $0.50 per share and vesting over four years; and 750,000 of these shares are incentive stock options exercisable at $0.35 per share and vesting over four years.

(5) 30,000 of these incentive stock options are exercisable at $0.50 per share and vest over four years; and 120,000 of these incentive stock options are exercisable at $0.35 per share and vest over four years.

The following table sets forth information with respect to stock option grants to the named executive officers during the most recently completed fiscal year.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

NAME                       NUMBER OF SECURITIES            PERCENT OF TOTAL          EXERCISE OR BASE     EXPIRATION
                          UNDERLYING OPTIONS/SARS       OPTIONS/SARS GRANTED TO        PRICE ($/SH)          DATE
                               GRANTED (#)              EMPLOYEES IN FISCAL YEAR
                        ---------------------------- ------------------------------ -------------------- -------------
Anthony G. Roth         1,000,000 (1)                22.8%                          $0.50                12/31/13
President & CEO         785,000 (1)                                                 $0.35                9/8/14
----------------------- ---------------------------- ------------------------------ -------------------- -------------
Steven Apesos           100,000                      3.1%                           $.050                12/31/13
Executive Vice          145,000                                                     $.035                9/8/14
President and Manager
of Affinity and
Partnerships
----------------------- ---------------------------- ------------------------------ -------------------- -------------
John F. Burns           20,000 (1)                   11.1%                          $0.40                12/31/13
CFO and Secretary       100,000 (1)                                                 $0.50                2/1/14
                        750,000 (1)                                                 $0.35                9/8/14
----------------------- ---------------------------- ------------------------------ -------------------- -------------
Cynthia A. Cronan       30,000 (1)                   1.6%                           $0.50                2/1/14
Controller              120,000 (1)                                                 $0.35                9/8/14
----------------------------------------------------------------------------------------------------------------------

(1) These options vest over a four year period; 1/4 vest on each anniversary of the grant date. The options are subject to the employee's continued employment. The options terminate ten years after the grant date.

The following table sets forth information with respect to the fiscal year end option value of options held by the named executive officers as of the end of the most recently completed fiscal year.

                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------------------
NAME                     SHARES          VALUE            NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                        ACQUIRED      REALIZED ($)       UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS/SARS
                       ON EXERCISE                     OPTIONS/SARS AT FY-END (#)               AT FY-END ($)
                           (#)                         EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
--------------------- -------------- -------------- --------------------------------- --------------------------------
Anthony G. Roth                                               0/1,785,000                            0
President & CEO            ---            ---
--------------------- -------------- -------------- --------------------------------- --------------------------------
Steven Apesos                                                  0/245,000                             0
Executive Vice
President and              ---            ---
Manager of Affinity
and Partnerships
--------------------- -------------- -------------- --------------------------------- --------------------------------
John F. Burns                                                20,000/870,000                          0
CFO and Secretary          ---            ---
--------------------- -------------- -------------- --------------------------------- --------------------------------
Cynthia A. Cronan                                              0/150,000                             0
Controller                 ---            ---
----------------------------------------------------------------------------------------------------------------------

Note: As of fiscal year-end on September 30, 2004, no shares were trading on the NASD Bulletin Board and no options were in the money.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

Anthony G. Roth, our President and Chief Executive Officer, has a five-year employment agreement with the Company that became effective January 2, 2002 and was amended in November 2003. Pursuant to the amended agreement, Mr. Roth is paid an annual salary of $150,000 and was awarded a one-time bonus of $25,000 on November 13, 2003. Under this agreement, Mr. Roth is eligible for an annual bonus of up to 75% of his salary and is entitled to one-year severance if he is terminated by us without cause. If Mr. Roth is terminated following of a change in control, he will be entitled to two-years severance. Mr. Roth was also granted options to purchase 1,000,000 shares of our common stock at $0.50 per share and 785,000 options at $0.35 per share, both of which vest over four years pursuant to our stock option plan, which was adopted by our board of directors in November 2003.

Mr. Roth has also agreed that he will not directly or indirectly disclose confidential information or otherwise engage in any activities competitive with our business for so long as he shall be performing services for us, and for three years thereafter. Furthermore, no amendment of Mr. Roth's employment agreement or other increases in compensation, bonuses, stock options, benefits or other transactions may be effected by us without the consent of a majority of the disinterested members on our board of directors and the affirmative approval and recommendation of not less than a majority of the three directors comprising the Compensation Committee.

Mr. John F. Burns, Chief Financial Office, Treasurer and Secretary has a change-in-control agreement that if he is terminated following a change in control, he will be entitled to two years of severance pay.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth ownership information as of the filing date with respect to (i) each current director or executive officer of the Company, (ii) all directors and executive officers of the Company as a group and (iii) each person known to the Company to be a beneficial owner of more than 5% of its outstanding voting securities. Each share of Common Stock is entitled to one vote. Unless otherwise noted, the address of each of the individuals listed below is c/o UTIX Group, Inc., 170 Cambridge Street, Burlington, MA, 01803.

                                                  Number of       Percentage of
Name and address                                shares owned    (1) shares owned

Jonathan Adams (2)                                4,710,882           12.03%

Roth Financial Group, Inc.  (3)                   1,701,919            4.32%

Anthony Roth (3)                                  1,701,919            4.32%

Gerald Roth (4)                                   1,513,112            3.86%

Charles Lieppe (5)                                 652,930             1.65%

Steven Apesos (6)                                  666,676             1.69%

Robert Powers (7)                                  33,333                *

John Burns (8)                                     20,000                *

Cynthia Cronan (9)                                  7,500              - - -

Robert Corliss                                        0                - - -

Joel Pensley
211 Schoolhouse Road
Norfolk, CT 06058 (10)                            2,470,000            6.31%

Rubin Family Irrevocable Stock Trust
25 Highland Boulevard
Dix Hills, NY 11746 (11)                          2,837,500            7.08%

New York Holdings, Ltd.
3 Daniel Frisch Street
Tel Aviv, 64731, Israel (12)                      4,098,690            9.77%

Strategic Development Partners, LLC
30 Rosalind Place
Lawrence, NY 11559 (13)                           2,250,000            5.58%

John Winfield & the InterGroup Corporation
820 Moraga Drive
Los Angeles, CA 90049 (14)                        7,198,071            9.99%

Hourglass Master Fund, Ltd.
505 Park Avenue, 5th Floor
New York, NY, 10022 (15)                          2,210,000            5.47%

All directors and executive officers as a group
 (9 persons)                                      9,298,852           23.13%

* Less than one percent

(1) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Exchange Act, and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by him.

(2) Does not include 250,000 additional shares that may be purchased for $0.35 per share upon the exercise of stock options that vest over four (4) years.

(3) These shares are registered in the name of Roth Financial Group, Inc. Roth Financial Group, Inc. is wholly owned by Anthony G. Roth and his wife. Mr. Roth controls the voting and investment power over the shares held by Roth Financial Group, Inc. Includes 250,000 vested options but does not include 750,000 additional shares that may be purchased, for $0.50 per share, or 785,000 additional shares that may be purchased for $0.35 per share by Mr. Roth upon exercise of qualified stock options vesting over a period of four years.

(4) Includes (i) warrants to purchase 36,298 shares at $0.207 per share at any time on or before November 13, 2008 granted in connection with a loan and
(ii) 33,333 vested options. Does not include non-qualified stock options to purchase 66,667 shares at $0.40 per share, or 100,000 shares at $0.35 per share that vest over three years.

(5) Includes (i) 145,192 shares issuable upon exercise of warrants exercisable at $0.207 per share and (ii) 333,333 vested options. Does not include: 666,667 additional shares that may be purchased for $0.40 per share, 1,000,000 additional shares that may be purchased for $0.35 per share, or 25,000 additional shares that may be purchased for $0.35 per share, all upon exercise of stock options that vest over a period of three years.

(6) Includes (i) shares issuable upon exercise of warrants to purchase 24,199 shares at $0.207 per share granted in connection with a loan, (ii) shares issuable upon exercise of warrants to purchase 142,857 shares at $0.35 per share granted in connection with a loan and (iii) vested options to purchase 25,000 shares. Does not include 75,000 shares issuable upon exercise of incentive stock options exercisable at $0.50 per share, or 145,000 shares issued upon exercise of incentive stock options exercisable at $0.35 per share and vesting over four years.

(7) Includes 33,333 vested options but does not include non-qualified stock options to purchase 66,667 shares at an exercise price of $0.40 per share, or non-qualified stock options to purchase 100,000 shares at an exercise price of $0.35 per share and vesting over three years.

(8) Includes 20,000 shares of our common stock issuable upon exercise of currently vested options.

(9) Does not include 22,500 options granted in February 2004 exercisable at $0.50 per share and vesting over four years or 120,000 options granted in September 2004 exercisable at $0.35 per share and vesting over four years.

(10) Mr. Pensley resigned as President of Utix effective as of November 13, 2003. He purchased 1,825,000 shares from Nexgen Holdings Corp., a former stockholder in March 2004.

(11) Includes (i) 1,825,000 shares of common stock acquired for $0.001 per share in connection with the Share Exchange and in consideration for providing and arranging for $300,000 of debt financing for Corporate Sports, (ii) 112,500 shares of common stock issued pursuant to the exercise of warrants granted in conjunction with a loan made in November 2003 (iii) an additional 150,000 shares of common stock issuable upon exercise of additional warrants issued in February 2004 in connection with an additional debt financing, and (iv) an additional 750,000 shares of common stock issuable upon exercise of additional warrants issued in January 2005 in connection with a renegotiation of such debt financings. See "Management's Discussion and Analysis or Plan of Operation - - Corporate Background." Margery C. Rubin, as trustee, holds voting and investment power over the securities held by the Rubin Trust.

(12) Consists of 2,662,500 shares of common stock and presently exercisable warrants to purchase an additional 1,976,190 shares of our common stock.

(13) Consists of 1,125,000 shares of common stock and presently exercisable warrants to purchase an additional 1,125,000 shares of our common stock.

(14) Purchased, with the InterGroup Corporation, an aggregate of 2,323,071 shares of our common stock as of February 10, 2005. In addition, John Winfield and the InterGroup Corporation purchased a note convertible into 2,875,000 shares of our common stock and John Winfield was issued a warrant to purchase 2,000,000. While both the note and the warrant are presently convertible or exercisable, as the case may be, each instrument provides that neither can be so converted or exercised, respectively, if such conversion or exercise would increase Mr. Winfield and the InterGroup Corporation's beneficial ownership above 9.99% of our shares of common stock. For purposes hereof, the percentage owned shall be calculated pursuant to Section 13(d) of the Exchange Act.

(15)   Includes a note convertible into 1,250,000 shares of our common stock.

PROPOSAL 3.   APPROVAL OF THE 2003 STOCK OPTION PLAN AMENDMENT

This Company's Board of Directors has adopted, and is seeking approval of, an amendment (the "Stock Option Plan Amendment") to the Company's 2003 Stock Option Plan, as amended (the "Stock Option Plan"), that would increase the number of shares of Common Stock available for issuance to eligible employees, non-employee Directors and consultants of the Company under the Stock Option Plan by 2,600,000 shares.

The Board believes that it is in the best interest of the Company to grant stock options to eligible employees, non-employee Directors and consultants, to retain, motivate and reward such individuals. All stock option grants are subject to approval of the Compensation Committee of the Board. This increase in eligible shares from 10,000,000 to 12,600,000 will maintain the option pool at eighteen to twenty percent (18 - 20%) of the total shares of the Company on a fully diluted basis. This is the target range of the option pool, as determined by the Board, which has been in place since inception of the Stock Option Plan.

At the Annual Meeting, the shareholders of the Company will be asked to approve the Stock Option Plan Amendment described above. Approval by the stockholders of the Company is required for the Stock Option Plan, as so amended, to qualify for favorable treatment under the Internal Revenue Code.

SUMMARY OF THE STOCK OPTION PLAN

The Stock Option Plan provides that every person who, at the date of grant of an option, is an employee of the Company or an affiliate is eligible to receive a Non-qualified Stock Option Grant or an Incentive Stock Option Grant. Consultants and non-employee Directors are eligible to receive a Non-qualified Stock Option Grant. All Incentive Stock Option Grants must comply with the provisions of the Internal Revenue Code, including the granting of such options at an exercise price at least equal to fair market value at the date of grant. The maximum number of shares currently available for grant is 10,000,000, of which 7,812,000 have been granted, as of the date of this filing, at an exercise price ranging from $0.35 to $0.50 per share. All stock option grants are approved by the Compensation Committee of the Board of Directors and have vesting periods of up to four years, as approved by the Compensation Committee. The options terminate upon termination of an individual's employment or relationship with the Company and must be exercised within ninety (90) days of such event.

See Appendix A to this Proxy Statement for the text of the Stock Option Plan.

NEW PLAN BENEFITS. A new plan benefits table, as described in the federal proxy rules, is not provided because all awards made under the Plan are discretionary. However, please refer to the tables "Option Grants/ISAR Grants in Last Fiscal year" and "Aggregated Options/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values" on pages 15 and 16 of this proxy statement, which set forth the grants made to our chief executive officer and our other four most highly compensated executive officers in the last fiscal year, and please refer to the description of grants made to our nonemployee directors in the last fiscal year under the heading "Compensation of Directors and Executive Officers" on page 14 of this proxy statement.

VOTE REQUIRED FOR APPROVAL

A quorum being present, the affirmative vote of a majority of the votes cast is necessary to approve the Amendment to the Stock Option Plan as proposed by the Board.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE STOCK OPTION PLAN AMENDMENT.

PROPOSAL 4.  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee and the Board of Directors each recommend that the stockholders ratify the appointment of the accounting firm of Vitale, Caturano & Company, Ltd. To serve as the Company's independent public accountants for the fiscal year ending September 30, 2005. Vitale, Caturano & Company, Ltd. has served in such capacity since January 21, 2004. The Audit Committee has adopted policies and procedures which require the Audit Committee to pre-approve all auditing services and the terms thereof and non-audit related services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended, or the applicable rules of the Securities and Exchange Commission or the Public Accounting Oversight Board) to be provided to the Company by the independent accountant.

Although the Company is not required to submit the ratification and approval of the selection of its accountants to a vote of the stockholders, the Board believes it is sound policy and in the best interests of its stockholders to do so. In the event that ratification of Vitale, Caturano & Company, Ltd. As the Company's independent public accountant is not obtained at the annual meeting, the Board will reconsider its appointment. Representatives of Vitale, Caturano & Company, Ltd. will be present at the meeting and will have an opportunity to make a statement if they desire to do so. They will be available to respond to appropriate questions.

VOTE REQUIRED FOR APPROVAL

A quorum being present, the affirmative vote of a majority of the votes cast affirmatively or negatively is necessary to ratify the appointment of the independent public accountants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF VITALE, CATURANO & COMPANY, LTD. AS THE INDEPENDENT AUDITORS.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of common stock, to file reports of ownership and shares in ownership with the Commission and the NASDAQ Stock Market. Officers, Directors and greater than 10% shareholders are required by applicable regulations to furnish the Company with copies of all reports filed by such persons pursuant to Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder. We are also required to identify any director or executive officer who fails to timely file with the SEC any required report relating to ownership or changes in ownership of our equity securities. Form 3's were filed late for Steven Apesos and Cynthia Cronan, which were all filed in March 2005. Form 4's were filed late or transactions were reported on a Form 5 for John Burns, Anthony Roth, Robert Powers, Jonathan Adams, Charles Lieppe, Gerald Roth, Gary Palmer, Anne Concannon and Peter Flatow, which were all filed in January and February 2005. Robert Corliss has not filed a Form 3.

                                  OTHER MATTERS

EXPENSE OF SOLICITATION

The cost of soliciting proxies, including expenses in association with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of common stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, Email and personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

SHAREHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next annual meeting of Shareholder of the Company will be held. Any proposal by a Shareholder intended to be presented at the Company's next annual meeting of Shareholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to Shareholders in order to be included in the Company's information or proxy statement relating to that meeting.

Proposals can be sent to the Secretary of the Company as its executive offices at 170 Cambridge Street, Burlington, MA 01803.

OTHER MATTERS

The Board does not know of any matters other than those described in their Proxy Statement which will be presented for action at the annual meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

A COPY OF THE COMPANY'S ANNUAL REPORT IN FORM 10-KSB FOR FISCAL YEAR 2004 (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO), WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 7, 2005, IS INCLUDED HEREWITH.

Regardless of the number of shares you own, your vote is important to the Company. Please complete, sign, date and promptly return the enclosed proxy card today.

                                         By order of the Board of Directors:



                                         /s/ John F. Burns
                                         -----------------------------------
                                         John F. Burns
                                         Secretary



Burlington, MA

March 18, 2005

                                                                      APPENDIX A

                             2003 STOCK OPTION PLAN

                                       OF

                                UTIX GROUP, INC.

1.     PURPOSES OF THE PLAN

       The  purposes of the 2003 Stock  Option Plan (the  "Plan") of Utix Group,
Inc.  (fka  Chantal  Skin  Care  Corporation),   a  Delaware   corporation  (the
"Company"), are to:

       (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

       (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

       (c)    Increase  the  interest  of  selected  employees,   directors  and
consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Shares").

       Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), or "non-qualified stock options" ("NQSOs").

2.     ELIGIBLE PERSONS

       Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3.     STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

       Subject to the provisions of Section 6.1.1 of the Plan, the total number of Shares which may be issued under Options granted pursuant to this Plan shall not exceed Twelve Million Six Hundred Thousand 12,600,000) Shares. The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.     ADMINISTRATION

       (a) The Plan shall be administered by either the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

       (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Shares subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

       (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.     GRANTING OF OPTIONS; OPTION AGREEMENT

       (a) No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

       (b)    Each  Option  shall  be  evidenced  by  a  written   stock  option
agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

       (c) The stock option agreement shall specify whether each Option it evidences is an NQSO or an ISO.

       (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.     TERMS AND CONDITIONS OF OPTIONS

       Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. ISOs shall also be subject to the terms and conditions set forth in Section 6.3.

       6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

              6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

              6.1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall become immediately vested and exercisable by the Participant.

              6.1.3 Time of Option Exercise. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the

Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

              6.1.4 Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

              6.1.5 Nontransferability of Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

              6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

                     (a) Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

                     (b) Subject to the discretion of the Administrator, through the surrender of Shares then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

              6.1.7  Termination  of  Employment.  If for any reason  other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under
Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the
Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole twelve months after the permanent and total disability of the optionee or any longer period specified in the Option or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

              6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate,
(ii) tendering to the Company previously owned

Shares or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have Shares (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

              6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

              6.1.10 Determination of Value. For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:

                     (a) Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

                     (b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or similar line of business.

              6.1.11 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

       6.2    Intentionally Omitted.

       6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

              6.3.1  Exercise Price.

                     (a) Except as set forth in Section 6.3.1(b), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

                     (b) The exercise price of an ISO granted to any Ten Percent Shareholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

              6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

              6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

              6.3.4 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

7.     MANNER OF EXERCISE

       (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and
6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

       (b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.     EMPLOYMENT OR CONSULTING RELATIONSHIP

       Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.     CONDITIONS UPON ISSUANCE OF SHARES

       Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

10.    NON-EXCLUSIVITY OF THE PLAN

       The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.    AMENDMENTS TO PLAN

       The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that shareholder approval is advisable.

12.    EFFECTIVE DATE OF PLAN; TERMINATION

       This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within twelve months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan shall terminate within ten years from the date of its adoption by the Board.

As adopted by the Board of Directors

As amended by the Board of Directors on December 26, 2003

As amended by the Board of Directors on March 3, 2005, subject to the Shareholders' approval at the 2005 Annual Meeting

                                   PROXY CARD
                                   ----------

                                UTIX GROUP, INC.
                 ANNUAL MEETING OF SHAREHOLDERS -- APRIL 8, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anthony Roth, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Utix Group, Inc. ("UTIX"), to be held at Cafe Escadrille, 26 Cambridge Street, Burlington, MA 01803, on April 8, 2005 at 10:00 a.m. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated March 18, 2005 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UTIX.

1. To adopt an amendment to the Bylaws of Utix to divide the board of directors into three classes based on their terms of office.

                    |_| FOR      |_| AGAINST      |_| ABSTAIN

2. To elect the following persons to serve as directors of Utix until the next Annual Meeting of Shareholders.

     Class I Directors:         Anthony Roth & Jonathan Adams

     Class II Directors:        Charles Lieppe & Gerald Roth

     Class III Directors:       Robert Corliss & Robert Powers


             |_| FOR ALL NOMINEES      |_| WITHHELD FOR ALL NOMINEES

     INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:


       __________________________________________________________________


3.   To adopt an amendment to the 2003 Stock Option Plan.

                    |_| FOR      |_| AGAINST      |_| ABSTAIN

4. To ratify the appointment of Vitale, Caturano & Company, Ltd., as Western's independent accountants for the ensuing year.

                    |_| FOR      |_| AGAINST      |_| ABSTAIN


5. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.


                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3, and 4.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                                      Date: __________ ___, 2005


                                             (Print name of Shareholder)


                                             (Print name of Shareholder)


                                             Signature


                                             Signature

                                      Number of Shares

                                      Note:  Please sign exactly as name appears
                                             in Utix's records. Joint owners
                                             should each sign. When signing as
                                             attorney, executor or trustee,
                                             please give title as such.

      PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.